Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
25.    Income Taxes
Effective June 30, 2009, we converted from a limited liability company (LLC) to a corporation (the Conversion). Prior to the Conversion, most of our U.S. entities were pass-through entities for U.S. federal income tax purposes. U.S. federal, state, and local income taxes were generally not provided for these entities as they were not taxable entities except in a few local jurisdictions that tax LLCs or partnerships. LLC members were required to report their share of our taxable income on their respective income tax returns. As a result of the Conversion, we became subject to corporate U.S. federal, state, and local taxes beginning in the third quarter of 2009.
Deferred tax assets and liabilities result from temporary differences between assets and liabilities measured for financial reporting purposes and those measured for income tax return purposes. The Conversion resulted in a $1.2 billion increase in income tax expense related to the establishment of deferred tax liabilities and assets of $2.5 billion and $1.3 billion, respectively. Our banking, insurance, and foreign subsidiaries generally were and continue to be corporations that are subject to U.S. and foreign income taxes and are required to provide for these taxes. The Conversion did not change the tax status of these subsidiaries.
The following table summarizes income (loss) from continuing operations before income tax expense.

Year ended December 31, ($ in millions)	2011	2010	2009
U.S. (loss) income	$(785)	$594	$(5,209)
Non-U.S. income (loss)	852	545	(1,700)
Income (loss) from continuing operations before income tax expense	$67	$1,139	$(6,909)
The significant components of income tax expense from continuing operations were as follows.

Year ended December 31, ($ in millions)	2011	2010	2009
Current income tax expense
U.S. federal	$18	$12	$146
Foreign	353	470	173
State and local	12	58	14
Total current expense	383	540	333
Deferred income tax benefit
U.S. federal	—	(6)	(109)
Foreign	(204)	(374)	(32)
State and local	—	(7)	(118)
Total deferred benefit	(204)	(387)	(259)
Total income tax expense from continuing operations	$179	$153	$74
A reconciliation of the provision (benefit) for income taxes with the amounts at the statutory U.S. federal income tax rate is shown in the following table.

Year ended December 31, ($ in millions)	2011	2010	2009
Statutory U.S. federal tax expense (benefit)	$23	$399	$(2,418)
Change in tax resulting from
Effect of valuation allowance change	215	(132)	2,118
Taxes on unremitted earnings of subsidiaries	24	(71)	(25)
State and local income taxes, net of federal income tax benefit	7	2	(285)
Foreign tax differential	(47)	(75)	50
Equity-method investments	(28)	(20)	(9)
Changes in unrecognized tax benefits	(18)	38	8
Tax-exempt income	(2)	(6)	(17)
Foreign capital loss	—	(1)	(1,044)
Change in tax status	—	—	1,244
LLC results not subject to federal or state income taxes	—	—	544
Other, net	5	19	(92)
Tax expense	$179	$153	$74
Worldwide tax expense does not naturally correspond with worldwide pretax income because we apply a valuation allowance to the majority of our domestic and certain foreign net deferred tax assets. For 2011, consolidated tax expense of $179 million is largely driven by the results of our foreign operations that are not subject to a valuation allowance, by certain U.S. taxes that are not eligible for offset by U.S. net operating losses and by U.S. state income taxes where profitable subsidiaries are required to file separately from the consolidated group.
At December 31, 2011, we had U.S. federal and state net operating loss carryforwards and capital loss carryforwards of $3.2 billion and $1.9 billion, respectively. The federal net operating loss carryforwards expire in the years 2025–2031. The capital loss carryforwards expire in the years 2013–2015. The corresponding expiration periods for the state operating and capital loss carryforwards are 2014–2031 and 2013–2015, respectively. Additionally, foreign tax credit carryforwards of $139 million are available as of December 31, 2011, in the United States and expire in the years 2012–2021.
Also, at December 31, 2011, we had foreign net operating loss carryforwards of $1.2 billion. The foreign operating loss carryforwards of $917 million in Belgium, Brazil, Denmark, Italy, Sweden, and the UK have an indefinite carryforward period. The Canadian loss carryforwards of $169 million expire in the years 2026–2031. The remaining net operating loss carryforwards of $104 million expire in the years 2012–2025.
We assessed the available positive and negative evidence to estimate if sufficient future taxable income of the appropriate character will be generated to utilize the existing deferred tax assets. A significant piece of objective negative evidence evaluated for certain tax jurisdictions that have legal entities with net deferred tax assets was the cumulative loss incurred over the three-year period ended December 31, 2011 and the absence of any available tax-planning strategies. This objective negative evidence outweighed the positive evidence, which was more subjective in nature.
Based on this assessment, valuation allowances have been recorded against our domestic net deferred tax assets and certain international net deferred tax assets. Included within tax expense were charges of $215 million in 2011, benefits of $132 million in 2010, and charges of $2.1 billion in 2009 to adjust valuation allowances. These adjustments include establishment of valuation allowances, release of valuation allowances, and movement in valuation allowances stemming from pretax results after establishment. The charges for 2011 included a $101 million reversal of valuation allowance on net deferred tax assets in one of our Canadian subsidiaries. The reversal related to modifications to the legal structure of our Canadian operations. The amount of the net U.S. deferred tax asset considered realizable could change in the future depending on actual taxable income or capital gains and other relevant factors. In particular, improving trends in the U.S. could lead to reversal of a large portion of our U.S. valuation allowance in 2012. Until such time, utilization of tax attributes to offset U.S. profits will continue to reduce the overall level of our U.S. deferred tax assets and related valuation allowance.
The significant components of deferred tax assets and liabilities are reflected in the following table.

December 31, ($ in millions)	2011	2010
Deferred tax assets
Tax loss carryforwards	$1,976	$1,728
Provision for loan losses	775	753
Mark-to-market on consumer finance receivables and loans	695	655
Hedging transactions	248	9
State and local taxes	184	170
Sales of finance receivables and loans	182	205
Contingency	169	223
Tax credit carryforwards	161	132
Unearned insurance premiums	158	151
Basis difference in subsidiaries	105	82
MSRs	95	(54)
Other	368	354
Gross deferred tax assets	5,116	4,408
Valuation allowance	(2,240)	(1,993)
Net deferred tax assets	2,876	2,415
Deferred tax liabilities
Lease transactions	2,052	1,545
Deferred acquisition costs	328	332
Unrealized gains on securities	180	304
Tax on unremitted earnings	63	46
Debt transactions	32	84
Other	94	101
Gross deferred tax liabilities	2,749	2,412
Net deferred tax assets	$127	$3
Foreign pretax income is subject to U.S. taxation when effectively repatriated. Through the Conversion date, our U.S. incorporated insurance and banking operations provided federal income taxes on the undistributed earnings of foreign subsidiaries to the extent these earnings were not deemed indefinitely reinvested outside the United States. It was the responsibility of our members to provide for federal income taxes on the undistributed foreign subsidiary earnings of our disregarded entities to the extent the earnings was not indefinitely reinvested. Subsequent to the Conversion date, all of our domestic subsidiaries fully provide for federal income taxes on the undistributed earnings of foreign subsidiaries except to the extent these earnings are indefinitely reinvested outside the United States. At December 31, 2011, $4.1 billion of accumulated undistributed earnings of foreign subsidiaries were indefinitely reinvested. Quantification of the deferred tax liability associated with indefinitely reinvested earnings is not practicable. If in the future we decide to repatriate such foreign earnings, we would incur incremental U.S. federal and state income tax, reduced by the current benefit of our U.S. federal and state net operating loss and tax credit carryforwards. However, our intent is to keep these funds indefinitely reinvested outside of the United States and our current plans do not demonstrate a need to repatriate them to fund our U.S. operations.
Tax benefits related to positions considered uncertain are recognized only if, based on the technical merits of the issue, it is more likely than not that we will sustain the position and then at the largest amount that is greater than 50% likely to be realized upon ultimate settlement.
The following table provides a reconciliation of the beginning and ending amount of unrecognized tax benefits.

($ in millions)	2011	2010	2009
Balance at January 1,	$214	$172	$150
Additions based on tax positions related to the current year	11	69	27
Additions for tax positions of prior years	20	3	24
Reductions for tax positions of prior years	(3)	(23)	(24)
Settlements	(35)	(9)	(28)
Expiration of statute of limitations	—	(2)	—
Foreign-currency translation adjustments	(9)	4	23
Balance at December 31,	$198	$214	$172
Included in the unrecognized tax benefits balances are some items, the recognition of which would not affect the effective tax rate, such as the tax effect of certain temporary differences, and the portion of gross state unrecognized tax benefits that would be offset by the tax benefit of the associated federal deduction. At December 31, 2011, 2010, and 2009, the balance of unrecognized tax benefits that, if recognized, would affect our effective tax rate is $179 million, $199 million, and $157 million, respectively.
We recognize accrued interest and penalties related to uncertain income tax positions in interest expense and other operating expenses, respectively. For the years ended December 31, 2011, 2010, and 2009, $16 million, $26 million, and $12 million, respectively, were accrued for interest and penalties with the cumulative accrued balance totaling $178 million at December 31, 2011; $201 million at December 31, 2010; and $170 million at December 31, 2009. In addition, the accrued balances for interest and penalties were impacted by translation adjustments on those denominated in foreign currencies.
We anticipate the examination of various U.S. income tax returns along with the examinations by various foreign, state, and local jurisdictions will be completed within the next twelve months. As such, it is reasonably possible that certain tax positions may be settled and the unrecognized tax benefits would decrease by $210 million which includes interest and penalties.
We file tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. For our most significant operations, at December 31, 2011, the following summarizes the oldest tax years that remain subject to examination.

Jurisdiction	Tax year
United States	2004
Canada	2004
Germany	2007
United Kingdom	1995
Mexico	2006
Brazil	2006